Fees Summary	Feb. 13, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500
Previously Paid Amount	1,905.78
Total Fee Amount	2,977.78
Total Offset Amount	0.00
Net Fee	$ 1,072.00